Exhibit 10 (H)

                     ARVIN INDUSTRIES, INC.

                   DEFERRED COMPENSATION PLAN

      (As Amended and Restated Effective January 1, 1997)

                     ARVIN INDUSTRIES, INC.
                   DEFERRED COMPENSATION PLAN
      (As Amended and Restated Effective January 1, 1997)


                       TABLE OF CONTENTS


                                                             Page

ARTICLE I ESTABLISHMENT AND PURPOSE                             1
     1.1. Establishment                                         1
     1.2. Purpose                                               1

ARTICLE II     DEFINITIONS                                      1
     2.1. Accounting Date                                       1
     2.2. Administrator                                         1
     2.3. Board                                                 2
     2.4. Code                                                  2
     2.5. Committee                                             2
     2.6. Company                                               2
     2.7. Participant                                           2
     2.8. Plan                                                  2
     2.9. Plan Year                                             2
     2.10. Qualified Plan                                       2
     2.11. Qualified Plan Company Matching Contribution         2
     2.12. Qualified Plan Limits                                2
     2.13. Qualified Plan Salary Reduction Contribution         2
     2.14. Salary Reduction Agreement                           2
     2.15. Supplemental Company Matching Contribution           3
     2.16. Supplemental Salary Reduction Agreement              3
     2.17. Supplemental Salary Reduction Contribution           3
     2.18. Supplemental Subaccount                              3

ARTICLE III ELIGIBILITY                                         3

ARTICLE IV  SUPPLEMENTAL CONTRIBUTIONS                          3
     4.1. Supplemental Salary Reduction Contributions           3
     4.2. Supplemental Salary Reduction Agreement               4
     4.3. Supplemental Company Matching Contributions           4

ARTICLE V INVESTMENT OF SUPPLEMENTAL CONTRIBUTIONS              5
     5.1. Deemed Investment                                     5
     5.2. Actual Investment                                     5

ARTICLE VI DISTRIBUTIONS                                        6
     6.1. Distributions                                         6
     6.2. Accelerated Distributions                             6
     6.3. Financial Emergency                                   6

ARTICLE VII    ADMINISTRATION OF THE PLAN                       7
     7.1. Administrator                                         7
     7.2. General Powers of Administration                      7

ARTICLE VIII AMENDMENT OR TERMINATION                           7
     8.1. Amendment or Termination                              7
     8.2. Effect of Amendment or Termination                    7

ARTICLE IX GENERAL PROVISIONS                                   8
     9.1. Participant's Rights Unsecured                        8
     9.2. General Conditions                                    8
     9.3. No Guarantee of Benefits                              8
     9.4. No Enlargement of Employee Rights                     8
     9.5. Spendthrift Provision                                 8
     9.6. Applicable Law                                        9
     9.7. Incapacity of Recipient                               9
     9.8. Corporate Successors                                  9
     9.9. Unclaimed Benefit                                     9
     9.10. Limitations on Liability                             9
     9.11. Construction                                         9




                     ARVIN INDUSTRIES, INC.
                   DEFERRED COMPENSATION PLAN
      (As Amended and Restated Effective January 1, 1997)


     Pursuant to rights reserved under Section 11.1 of the Arvin Industries, Inc. Deferred Compensation Plan (the "Plan"), Arvin Industries, Inc. hereby amends and completely restates the Plan, effective as of January 1, 1997, to provide, in its entirety, as follows:


                           ARTICLE I

                   ESTABLISHMENT AND PURPOSE

     1.1. Establishment. Effective as of February 26, 1987, Arvin
Industries,  Inc. (hereinafter "Company") established  the  ARVIN
INDUSTRIES,  INC.  DEFERRED  COMPENSATION  PLAN  for   executives
described herein.

     1.2. Purpose. The Company maintains a profit sharing plan known as the Arvin Savings Plan which is intended to meet the requirements of a tax qualified defined contribution plan under
Section 401(a) of the Internal Revenue Code of 1986 (the "Code") and a qualified cash or deferred arrangement under Code Section 401(k). Code Sections 401(a)(17), 401(k), 401(m) and 415 places limitations on the maximum amount which may be credited to a participant's account under a qualified defined contribution plan. It is the purpose of this Plan to provide selected executives with benefits that are reasonably comparable to the benefits they would have received under the Savings Plan if it were not for the limitations imposed by the Code. It is intended that the Plan meet applicable exemption under Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of the Employee Retirement Income Security Act of 1974 and under Department of Labor Regulation 2520.104-23.


                           ARTICLE II

                          DEFINITIONS

     Wherever used herein the following terms shall have the meanings hereinafter set forth:

     2.1. "Accounting Date" means the last day of each calendar month.

     2.2. "Administrator" means the administrative committee appointed by the Company Board as administrator of the Qualified
Plan.

     2.3. "Board" means the Board of Directors of the Company.

     2.4. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     2.5. "Committee" means the Compensation Committee of the Board.

     2.6. "Company" means Arvin Industries, Inc. or, to the extent provided in Section 9.8 below, any successor corporation or other entity resulting from a merger or consolidation into or with the Company or a transfer or sale of substantially all of the assets of the Company.

     2.7. "Participant" means an executive employee of the Company who is a participant under the Qualified Plan and who is covered under the Arvin Industries, Inc. Supplemental Retirement Plan for Designated Management Employees as of the last day of the Plan Year immediately preceding the Plan Year for which the Salary Reduction Agreement relates.

     2.8.  "Plan"  means  this  Arvin Industries,  Inc.  Deferred
Compensation Plan.

     2.9. "Plan Year" means each calendar year.

     2.10. "Qualified Plan" means the Arvin Savings Plan and any successor or replacement cash or deferred arrangement.

     2.11. "Qualified Plan Company Matching Contribution" means the total of all matching contributions made by the Company for the benefit of a Participant under and in accordance with the terms of the Qualified Plan in any Plan Year.

     2.12. "Qualified Plan Limits" mean the limits imposed, at any time and from time to time, upon the amount of Qualified Plan Salary Reduction Contributions or Qualified Plan Company Matching Contributions that may be made on behalf of a Participant by Section 401(a)(17), Section 401(k) (including any limits imposed by the Company and Administrator to ensure compliance with Section 401(k)), Section 401(m), Section 402(g) and Section 415 of the Code.

     2.13. "Qualified Plan Salary Reduction Contribution" means the salary reduction contribution made by the Company for the benefit of a Participant under and in accordance with the terms of the Qualified Plan in any Plan Year.

     2.14. "Salary Reduction Agreement" means the written salary reduction agreement entered into by a Participant with a Company pursuant to the Qualified Plan.

     2.15. "Supplemental Company Matching Contribution" means the matching contribution made by a Company for the benefit of a Participant under and in accordance with the terms of this Plan in any Plan Year.

     2.16. "Supplemental Salary Reduction Agreement" means the written agreement described in Section 4.2.

     2.17. "Supplemental Salary Reduction Contribution" means the salary reduction contribution made by a Company for the benefit of a Participant under and in accordance with the terms of this Plan in any Plan Year.

     2.18. "Supplemental Subaccount" means the account maintained by the Company under the Plan for a Participant that is credited with amounts contributed under Section 4.1 and
Section 4.3 of the Plan. To the extent a Participant makes different distribution elections in his Supplemental Salary Reduction Agreements, the Administrator shall maintain two (2) Supplemental Subaccounts for the Participant, one for his lump sum elections and one for his installment elections.


                          ARTICLE III

                          ELIGIBILITY

     A Participant who makes Qualified Plan Salary Reduction Contributions and receives Qualified Plan Company Matching Contributions, the total amounts of which are reduced by reason of the application of the Qualified Plan Limits, shall be eligible to participate in the Plan.


                           ARTICLE IV

                   SUPPLEMENTAL CONTRIBUTIONS

     4.1.   Supplemental  Salary  Reduction  Contributions.   The
Supplemental Salary Reduction Contribution to be made by the Company for the benefit of a Participant for any Plan Year shall be in an amount equal to (a) minus (b) where:

          (a) equals the Qualified Plan Salary Reduction Contribution that would have been allocated to the Qualified Plan on behalf of the Participant for the Plan Year based on the percentage (not in excess of 16%) salary reduction designated by the Participant in his Supplemental Salary Reduction Agreement for such Plan Year, without giving effect to the Qualified Plan Limits; and

          (b)   equals  the amount of the Qualified  Plan  Salary
     Reduction  Contribution actually allocated to the  Qualified
     Plan on behalf of the Participant for the Plan Year.

     Supplemental Salary Reduction Contributions made for the benefit of a Participant for any Plan Year shall be credited to such Participant's Supplemental Subaccount as soon as practicable after the last day of each calendar month during which the deferred salary was earned.
     4.2. Supplemental Salary Reduction Agreement. As a condition to the Company's obligation to make a Supplemental Salary Reduction Contribution for the benefit of a Participant pursuant to Section 4.1, that Participant must execute a Supplemental Salary Reduction Agreement. In the Supplemental Salary Reduction Agreement, the Participant shall designate whether distribution of the deferred amount shall be made in a single lump sum or in substantially equal annual installments over ten (10) years. The Supplemental Salary Reduction Agreement for any Plan Year shall be made before the beginning of that Plan Year and shall remain in full force and effect for subsequent Plan Years unless revoked or modified by a Participant by written instrument delivered to the Administrator prior to the beginning of the Plan Year in which such revocation or modification is to be effective.

     4.3.   Supplemental  Company  Matching  Contributions.   The
Supplemental Company Matching Contribution to be made by the Company for the benefit of a Participant for any Plan Year shall be in an amount equal to (a) minus (b) where:

          (a) equals the Qualified Plan Company Matching Contribution that would have been allocated to the Qualified Plan on behalf of the Participant for the Plan Year without giving effect to any reduction in the Participant's Qualified Plan Salary Reduction Contribution required by the Qualified Plan Limits; and

          (b)   equals  the amount of the Qualified Plan  Company
     Matching  Contribution actually allocated to  the  Qualified
     Plan on behalf of the Participant for the Plan Year.

     Supplemental Company Matching Contributions made for the benefit of a Participant for any Plan Year shall be credited to such Participant's Supplemental Subaccount as soon as practicable after the last day of each calendar month.


                           ARTICLE V

            INVESTMENT OF SUPPLEMENTAL CONTRIBUTIONS

     5.1. Deemed Investment. Unless actual investment options are provided to Participants under Section 5.2 of this Plan, amounts credited hereunder to the Supplemental Subaccount of a Participant shall be treated as if they were actually invested in the Qualified Plan Subaccount of the Participant and shall be subject to the same Participant investment elections, and credited with gains and losses at the same time and in the same manner, as are applicable to amounts invested in the Qualified Plan Subaccount of such Participant; provided, however, that the adjustments shall only be required to be made on the Accounting Dates. A change by a Participant in the investment election applicable to amounts in his Qualified Plan Subaccount, or a direction to transfer amounts in his Qualified Plan Subaccount among investment funds maintained under the Qualified Plan, shall also apply to amounts credited to his Supplemental Subaccount and shall be effective at the same time that such change in election or direction to transfer is applicable to his Qualified Plan Subaccount.
     5.2. Actual Investment. In lieu of crediting earnings and losses under Section 5.1 of this Plan, the Administrator may provide for investment funds into which Participants may direct the investment of their Supplemental Subaccount balances. To the extent such investment funds are provided to Participants:

          (a) each Participant shall be required to elect in writing the manner and extent to which his Supplemental
     Subaccount shall be invested in each of the available investment funds; and

          (b) such Participant's Supplemental Subaccount shall be credited with income, gain or loss as though it had been invested in the investment fund or funds as directed by that Participant.

     Except as may otherwise be communicated by the Administrator to the Participants, the rules regarding the timing and manner of electing investment funds (including changing elections or transferring amounts from one investment fund to another) and of allocating income, gains and losses to Supplemental Subaccounts shall be the same as is set forth in the Qualified Plan from time to time; provided, however, that the adjustments shall only be required to be made on the Accounting Dates. Notwithstanding anything in this Section 5.2 to the contrary, each Participant's interest in his Supplemental Subaccount shall be unfunded, neither the Company, the Administrator nor the Trustee of the Arvin Industries, Inc. Employee Benefit Trust shall be under any legal obligation to actually invest a Participant's Supplemental Subaccount as directed by that Participant, and that Participant shall have no right, title or interest in or to his Supplemental Subaccount except as may otherwise be provided under the Arvin Industries, Inc. Employee Benefit Trust.


                           ARTICLE VI

                         DISTRIBUTIONS

     6.1. Distributions. All amounts credited to a Participant's Supplemental Subaccount, including gains and losses credited in accordance with Section 5.1 or Section 5.2 of the Plan, shall be distributed to that Participant (or, in the event that Participant's termination of employment is caused by his death, to his beneficiary under the Qualified Plan) as soon as is practicable in the calendar year immediately following the calendar year during which occurred the termination of the Participant's employment with the Company for any reason. The manner of distribution shall be determined in accordance with the Participant's Supplemental Salary Reduction Agreements.

     6.2. Accelerated Distributions. Notwithstanding anything contained in this Plan to the contrary, the Committee may, in its sole and absolute discretion, direct an immediate distribution of the amounts credited to a Participant's Supplemental Subaccount if the Committee determines that such action is in the best interest of the Company, the Participants and their beneficiaries.

     6.3 Financial Emergency. The Committee, at its sole discre tion, may alter the timing or manner of payment of deferred amounts in the event that the Participant establishes, to the satisfaction of the Committee, severe financial hardship. In such event, the Committee may --

     (a)  provide   that  all,  or  a  portion  of,  the   amount
          previously deferred by the Participant immediately be paid in a lump sum cash payment;

     (b) provide that all, or a portion of, installments payable over a period of time be paid in a lump sum; or

     (c) provide for such-other installment payment schedules as it deems appropriate under the circumstances;

as long as the amount distributed shall not be in excess of that amount which is necessary for the Participant to meet the financial hardship.

     Severe financial hardship will be deemed to have occurred in the event of the Participant's impending bankruptcy, a dependent's long and serious illness, or other events of similar magnitude. The Committee's decision in passing on the severe financial hardship of the Participant and the manner in which, if at all, the payment of deferred amounts shall be altered or modified shall be final, conclusive, and not subject to appeal.


                          ARTICLE VII

                   ADMINISTRATION OF THE PLAN

     7.1. Administrator. The Administrator shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof.

     7.2. General Powers of Administration. All provisions set forth in the Qualified Plan with respect to the administrative powers and duties of the Administrator, expenses of administration, and procedures for filing claims shall also be applicable with respect to this Plan. The Administrator shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, counsel or other person employed or engaged by the Administrator with respect to this Plan or the Qualified Plan.


                          ARTICLE VIII

                    AMENDMENT OR TERMINATION

     8.1. Amendment or Termination. The Company intends the Plan to be permanent but reserve the right to amend or terminate the Plan when, in the sole opinion of the Company, such amendment or termination is advisable. Any such amendment or termination shall be made pursuant to a resolution of the Board and shall be effective as of the date of such resolution.

     8.2. Effect of Amendment or Termination. No amendment or termination of this Plan shall directly or indirectly reduce the balance of any Supplemental Subaccount held hereunder as of the effective date of such amendment or termination. Upon termination of this Plan, distribution of amounts in each Supplemental Subaccount shall be made to the Participant or his beneficiary in the manner and at the time described in Article VI of the Plan. No additional credits of Supplemental Salary Reduction Contributions or Supplemental Company Matching Contributions shall be made to the Supplemental Subaccount of a Participant after termination of the Plan, but the Company shall continue to credit gains and losses to each Supplemental Subaccount pursuant to Section 5.1 or Section 5.2, until the balance of such Supplemental Subaccount has been fully distributed to each Participant or his beneficiary.


                           ARTICLE IX

                       GENERAL PROVISIONS

     9.1. Participant's Rights Unsecured. The Plan at all times shall be entirely unfunded and, except as provided under the Arvin Industries, Inc. Employee Benefit Trust, no provision shall at any time be made with respect to segregating any assets of the Company for payment of any distributions hereunder. The right of a Participant or his designated beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Company, and neither the Participant nor his designated beneficiary shall have any rights in or against any specific assets of the Company. Except as provided under the Arvin Industries, Inc. Employee Benefit Trust, all amounts credited to the Supplemental Subaccount of a Participant shall constitute general assets of the Company and may be disposed of by the Company at such time and for such purposes as they may deem appropriate.

     9.2. General Conditions. Except as otherwise expressly provided herein, all terms and conditions of the Qualified Plan applicable to a Qualified Plan Salary Reduction Contribution or a Qualified Plan Company Matching Contribution shall also be applicable to a Supplemental Salary Reduction Contribution or a Supplemental Company Matching Contribution to be made hereunder. Any Qualified Plan Salary Reduction Contribution or Qualified Plan Company Matching Contribution, or any other contributions to be made under the Qualified Plan, shall be made solely in accordance with the terms and conditions of the Qualified Plan and nothing in this Plan shall operate or be construed in any way to modify, amend or affect the terms and provisions of the Qualified Plan.

     9.3.  No  Guarantee of Benefits. Nothing contained  in  this
Plan shall constitute a guaranty by the Company or any other person or entity that the assets of the Company will be sufficient to pay any benefit hereunder.

     9.4. No Enlargement of Employee Rights. No Participant shall have any right to receive a distribution of contributions made under this Plan except in accordance with the terms of the Plan. Establishment of this Plan shall not be construed to give any Participant the right to be retained in the service of the Company.

     9.5. Spendthrift Provision. No interest of any person or entity in, or right to receive a distribution under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a distribution be taken, either voluntarily or involuntarily for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

     9.6. Applicable Law. Except to the extent preempted by the Employee Retirement Income Security Act of 1974, as amended, the
Plan shall be construed and administered under the laws of the State of Indiana.

     9.7. Incapacity of Recipient. If any person entitled to a distribution under the Plan is deemed by the Administrator to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Administrator may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Company and the Plan therefor.

     9.8. Corporate Successors. The Plan shall not be automatically terminated by a transfer or sale of assets of the Company or by the merger or consolidation of the Company into or with any other corporation or other entity, but the Plan shall be continued after such sale, merger or consolidation with respect to that transferee, purchaser or successor entity only if and to the extent that the transferee, purchaser or successor entity agrees to continue the Plan. In the event that the Plan is not continued by the transferee, purchaser or successor entity, then the Plan shall terminate with respect to that transferee, purchaser or successor entity, subject to the provisions of
Section 8.2.

     9.9. Unclaimed Benefit. Each Participant shall keep the Administrator informed of his current address and the current address of his designated beneficiary. The Administrator shall not be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Administrator within three (3) years after the date on which payment of the Participant's Supplemental Subaccount may first be made, payment may be made as though the Participant had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Administrator is unable to locate any designated beneficiary of the Participant, then the Company shall have no further obligation to pay any benefit hereunder to such Participant or designated beneficiary and such benefit shall be irrevocably forfeited.

     9.10. Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, neither the Company, the Administrator, nor any individual acting as employee or agent of either shall be liable to any Participant, former Participant, beneficiary or other person for any claim, loss, liability or expense incurred in connection with the Plan.

     9.11. Construction. Words in the masculine gender shall include the feminine and the singular shall include the plural, and vice versa, unless qualified by the context. Any headings used herein are included for ease of reference only, and are not to be construed so as to alter the terms hereof.

     IN WITNESS WHEREOF, the Company has adopted this amended and
restated      Plan      on      this                 day       of
                               ,  1996  to  be  effective  as  of
January 1, 1997.

                              ARVIN INDUSTRIES, INC.


                              By

                              Its  Chairman  of the  Compensation
Committee